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                                                                    EXHIBIT 23.2

             CONSENT OF THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of kforce.com, Inc. and its subsidiaries, formerly known as Romac International, Inc. of our report dated February 8, 2000 appearing in the Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in the Form 10-K.


/s/  PriceWaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
Tampa, Florida
May 3, 2001